UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

Arch Wireless, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14248	31-1358569

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Park Drive, Suite 250 Westborough, MA	01581

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition

     On October 28, 2004, Arch Wireless, Inc. announced its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

     The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

     The press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated into this Item 8.01 by reference only to the extent it explicitly refers to the expected merger of Arch and Metrocall Holdings, Inc. and the related joint proxy statement/prospectus, together with the paragraph beginning with the caption “Statement under the Private Securities Litigation Reform Act.” No other information in, or portion of, such press release is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) The following exhibit in its entirety is furnished as part of this Current Report on Form 8-K. In addition, the following exhibit is deemed filed as part of this Current Report on Form 8-K only to the extent it explicitly refers to the expected merger of Arch and Metrocall Holdings, Inc. and the related joint proxy statement/prospectus, together with the paragraph beginning with the caption “Statement under the Private Securities Litigation Reform Act.” No other information in, or portion of, the following exhibit shall be deemed to be filed.

Exhibit No.	Description
99.1	Press release of Arch Wireless, Inc. dated October 28, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004	ARCH WIRELESS, INC.

	By: /s/	J. Roy Pottle

	Name:	J. Roy Pottle
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Arch Wireless, Inc. dated October 28, 2004